Exhibit 99.2

Supplemental Information

For the three and twelve months ended December 31, 2008 and 2007

GLIMCHER REALTY TRUST

Supplemental Information
For the Three and Twelve Months Ended December 31, 2008 and 2007

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Year-to-Date Income Statements	Page 2
Components of Minimum Rents and Other Revenue	Page 3
Components of Other Operating Expenses	Page 4
Summary Financial Statement Information for Unconsolidated Entities	Page 5
Calculation of Funds from Operations and FFO Payout Ratio	Page 6
Joint Venture Calculation of FFO and Disclosure of Pro Rata Share of JV Non-Cash Amounts in FFO	Page 7
EBITDA, Operating Ratios and Earnings Per Share	Page 8

Balance Sheet Data:
Consolidated Balance Sheets	Page 9
Market Capitalization and Debt Coverage Ratios	Page 10
Consolidated Debt Schedule	Page 11
Consolidated Debt Maturities Schedule	Page 12
Joint Venture Debt and Debt Maturity Schedule	Page 13

Operational Data:
Occupancy Statistics	Page 14
Leasing Results and Re-leasing Spreads	Page 15
Core Same Mall Portfolio Statistics by Asset Category Wholly Owned Held for Investment	Page 16
Core Same Mall Portfolio Statistics Mall Assets Including Joint Ventures	Page 17
Summary of Significant Tenants	Page 18
Top 10 Regional Mall Tenants	Page 19
Lease Expiration Schedule	Page 20

Development Activity:
Capital Expenditures	Page 21
Development Activity	Page 22

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended December 31,
	2008			2007
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$48,595	$1,927	$50,522	$49,286	$2,394	$51,680
Percentage rents	2,187	58	2,245	2,381	156	2,537
Tenant reimbursements	23,135	916	24,051	23,430	1,006	24,436
Out parcel sales	-	-	-	1,489	-	1,489
Other (see components on page 3)	8,039	162	8,201	7,996	244	8,240
Total Revenues	81,956	3,063	85,019	84,582	3,800	88,382

Expenses:
Property operating expenses	(16,712)	(1,234)	(17,946)	(16,542)	(1,801)	(18,343)
Real estate taxes	(8,782)	(302)	(9,084)	(7,913)	(552)	(8,465)
	(25,494)	(1,536)	(27,030)	(24,455)	(2,353)	(26,808)
Provision for credit losses	(1,588)	(363)	(1,951)	(1,163)	(326)	(1,489)
Other operating expenses (see components on page 4)	(2,222)	(120)	(2,342)	(1,691)	(191)	(1,882)
Cost related to sales of out parcels	-	-	-	(1,027)	-	(1,027)
Real estate depreciation and amortization	(20,474)	-	(20,474)	(19,668)	(718)	(20,386)
Non-real estate depreciation and amortization	(555)	-	(555)	(450)	(6)	(456)
General and administrative	(4,897)	(19)	(4,916)	(4,099)	-	(4,099)
Impairment loss - real estate assets	-	-	-	(2,914)	-	(2,914)
Total Expenses	(55,230)	(2,038)	(57,268)	(55,467)	(3,594)	(59,061)

Operating Income	26,726	1,025	27,751	29,115	206	29,321

Interest income	387	11	398	190	31	221
Interest expense	(19,718)	(1,161)	(20,879)	(20,625)	(1,534)	(22,159)
Loan fee amortization	(581)	(34)	(615)	(452)	(19)	(471)
Equity in loss of unconsolidated entities	(565)	-	(565)	(424)	-	(424)
Income before minority interest and discontinued operations	6,249	(159)	6,090	7,804	(1,316)	6,488
Minority interest in operating partnership	-	-	-	1,682	-	1,682
Income from continuing operations	6,249	(159)	6,090	9,486	(1,316)	8,170
Discontinued Operations:
Loss on sales of properties	(8)	-	(8)	-	-	-
Impairment loss - real estate assets	-	-	-	(25,114)	-	(25,114)
Loss from operations	(159)	159	-	(1,316)	1,316	-
Net income (loss)	6,082	-	6,082	(16,944)	-	(16,944)
Preferred stock dividends	(4,359)	-	(4,359)	(4,359)	-	(4,359)
Net income (loss) to common shareholders	$1,723	$-	$1,723	$(21,303)	$-	$(21,303)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS
(in thousands)

	Twelve Months Ended December 31,
	2008			2007
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$192,980	$8,495	$201,475	$186,064	$22,544	$208,608
Percentage rents	5,915	201	6,116	6,130	428	6,558
Tenant reimbursements	91,824	3,313	95,137	87,258	10,625	97,883
Out parcel sales	6,060	-	6,060	2,724	-	2,724
Other (see components on page 3)	22,357	560	22,917	19,990	1,967	21,957
Total Revenues	319,136	12,569	331,705	302,166	35,564	337,730

Expenses:
Property operating expenses	(66,302)	(5,796)	(72,098)	(63,020)	(12,730)	(75,750)
Real estate taxes	(34,700)	(1,157)	(35,857)	(31,651)	(5,081)	(36,732)
	(101,002)	(6,953)	(107,955)	(94,671)	(17,811)	(112,482)
Provision for credit losses	(5,906)	(2,081)	(7,987)	(3,732)	(2,263)	(5,995)
Other operating expenses (see components on page 4)	(8,025)	(592)	(8,617)	(7,099)	(1,083)	(8,182)
Cost related to sales of out parcels	(5,177)	-	(5,177)	(1,163)	(7)	(1,170)
Real estate depreciation and amortization	(79,603)	-	(79,603)	(71,975)	(3,083)	(75,058)
Non-real estate depreciation and amortization	(2,093)	-	(2,093)	(1,686)	(26)	(1,712)
General and administrative	(17,945)	(33)	(17,978)	(16,484)	(79)	(16,563)
Impairment loss - real estate assets	-	-	-	(2,914)	-	(2,914)
Total Expenses	(219,751)	(9,659)	(229,410)	(199,724)	(24,352)	(224,076)

Operating Income	99,385	2,910	102,295	102,442	11,212	113,654

Interest income	1,178	45	1,223	649	185	834
Interest expense	(80,286)	(4,922)	(85,208)	(86,073)	(7,417)	(93,490)
Loan fee amortization	(1,990)	(86)	(2,076)	(1,867)	(157)	(2,024)
Equity in (loss) income of unconsolidated entities	(709)	-	(709)	1,133	-	1,133
Income before minority interest and discontinued operations	17,578	(2,053)	15,525	16,284	3,823	20,107
Minority interest in operating partnership	-	-	-	(1,635)	-	(1,635)
Income from continuing operations	17,578	(2,053)	15,525	14,649	3,823	18,472
Discontinued Operations:
Gain on sales of properties	1,244	-	1,244	47,349	-	47,349
Impairment loss - real estate assets	-	-	-	(27,464)	-	(27,464)
(Loss) income from operations	(2,053)	2,053	-	3,823	(3,823)	-
Net income	16,769	-	16,769	38,357	-	38,357
Preferred stock dividends	(17,437)	-	(17,437)	(17,437)	-	(17,437)
Net (loss) income to common shareholders	$(668)	$-	$(668)	$20,920	$-	$20,920

Note: Pre FAS 144 column includes both continuing and discontinued operations.

Components of Minimum Rents and Other Revenue
(in thousands)

	Three Months Ended December 31,
	2008			2007
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$48,463	$1,940	$50,403	$49,209	$2,458	$51,667
Termination income	876	75	951	590	4	594
Straight-line rents	(744)	(88)	(832)	(513)	(68)	(581)
Total Minimum Rents	$48,595	$1,927	$50,522	$49,286	$2,394	$51,680

Components of Other Revenue:
Fee income	$1,464	$-	$1,464	$1,146	$-	$1,146
Specialty leasing and sponsorship income	5,019	108	5,127	5,286	148	5,434
Other	1,556	54	1,610	1,564	96	1,660
Total Other Revenue	$8,039	$162	$8,201	$7,996	$244	$8,240

	Twelve Months Ended December 31,
	2008			2007
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$192,647	$8,407	$201,054	$185,918	$22,417	$208,335
Termination income	2,085	105	2,190	1,551	445	1,996
Straight-line rents	(1,752)	(17)	(1,769)	(1,405)	(318)	(1,723)
Total Minimum Rents	$192,980	$8,495	$201,475	$186,064	$22,544	$208,608

Components of Other Revenue:
Fee income	$4,875	$-	$4,875	$2,660	$-	$2,660
Specialty leasing and sponsorship income	12,365	398	12,763	12,081	1,321	13,402
Other	5,117	162	5,279	5,249	646	5,895
Total Other Revenue	$22,357	$560	$22,917	$19,990	$1,967	$21,957

Note: Pre FAS 144 column includes both continuing and discontinued operations.

Components of Other Operating Expenses
(in thousands)

	Three Months Ended December 31,
	2008			2007
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$380	$-	$380	$-	$-	$-
Discontinued development write offs	47	-	47	152	-	152
Specialty leasing costs	432	57	489	400	80	480
Other	1,363	63	1,426	1,139	111	1,250
Total Other Operating Expenses	$2,222	$120	$2,342	$1,691	$191	$1,882

	Twelve Months Ended December 31,
	2008			2007
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$958	$-	$958	$-	$-	$-
Discontinued development write offs	373	-	373	1,228	-	1,228
Specialty leasing costs	1,750	257	2,007	1,641	429	2,070
Other	4,944	335	5,279	4,230	654	4,884
Total Other Operating Expenses	$8,025	$592	$8,617	$7,099	$1,083	$8,182

Note: Pre FAS 144 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended December 31, 2008		For the Three Months Ended December 31, 2007
		Company's Pro-Rata		Company's Pro-Rata
		Share of Joint Venture		Share of Joint Venture
	Total	Operations	Total	Operations
Statements of Operations

Total revenues	$8,482	$4,409	$8,482	$4,410
Operating expenses	(4,414)	(2,295)	(4,228)	(2,198)
Net operating income	4,068	2,114	4,254	2,212
Depreciation and amortization	(3,352)	(1,743)	(3,329)	(1,731)
Other expenses, net	(10)	(5)	(15)	(8)
Interest expense, net	(1,783)	(927)	(1,718)	(893)
Net loss	(1,077)	(561)	(808)	(420)
Preferred dividend	(8)	(4)	(8)	(4)
Net loss to partnership	$(1,085)	$(565)	$(816)	$(424)

GPLP's share of loss from investment in joint ventures	$(565)		$(424)

	For the Twelve Months Ended December 31, 2008		For the Twelve Months Ended December 31, 2007
		Company's Pro-Rata		Company's Pro-Rata
		Share of Joint Venture		Share of Joint Venture
	Total	Operations	Total	Operations
Statements of Operations

Total revenues	$33,369	$17,349	$35,030	$18,216
Operating expenses	(17,457)	(9,076)	(16,241)	(8,445)
Net operating income	15,912	8,273	18,789	9,771
Depreciation and amortization	(10,582)	(5,503)	(9,940)	(5,169)
Other expenses, net	(40)	(21)	(54)	(28)
Interest expense, net	(6,619)	(3,442)	(6,586)	(3,425)
Net (loss) income	(1,329)	(693)	2,209	1,149
Preferred dividend	(31)	(16)	(31)	(16)
Net (loss) income available to partnership	$(1,360)	$(709)	$2,178	$1,133

GPLP's share of (loss) income from investment in joint ventures	$(709)		$1,133

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2008					2007
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Funds from Operations ("FFO"):
Net (loss) income available to common shareholders	$(261)	$1,314	$(3,444)	$1,723	$(668)	$1,108	$(5,277)	$46,392	$(21,303)	$20,920
Real estate depreciation and amortization	19,088	19,364	20,677	20,474	79,603	17,259	19,571	17,842	20,386	75,058
Equity in (income) loss of unconsolidated entities	(203)	48	299	565	709	(117)	(1,276)	(164)	424	(1,133)
Pro-rata share of joint venture funds from operations	1,272	1,063	1,230	1,161	4,726	1,301	2,388	1,281	1,294	6,264
Minority interest in operating partnership	-	-	-	-	-	83	(431)	3,665	(1,682)	1,635
(Gain) loss on sales of properties	-	(1,252)	-	8	(1,244)	362	1,073	(48,784)	-	(47,349)
FFO	$19,896	$20,537	$18,762	$23,931	$83,126	$19,996	$16,048	$20,232	$(881)	$55,395

Adjusted Funds from Operations:
FFO	$19,896	$20,537	$18,762	$23,931	$83,126	$19,996	$16,048	$20,232	$(881)	$55,395
Add back: impairment adjustments and defeasance costs	-	-	-	-	-	-	2,452	(300)	28,028	30,180
Adjusted Funds from Operations	$19,896	$20,537	$18,762	$23,931	$83,126	$19,996	$18,500	$19,932	$27,147	$85,575

Weighted average common shares outstanding - diluted (including common stock equivalents)	40,701	40,790	40,783	40,791	40,762	40,326	40,548	40,741	40,701	40,542

FFO per diluted share	$0.49	$0.50	$0.46	$0.59	$2.04	$0.50	$0.40	$0.50	$(0.02)	$1.37
Add back impairment adjustments and defeasance costs	-	-	-	-	-	-	0.06	(0.01)	0.69	0.74
Adjusted FFO per diluted share	$0.49	$0.50	$0.46	$0.59	$2.04	$0.50	$0.46	$0.49	$0.67	$2.11

	2008					2007
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.3200	$0.3200	$0.3200	$0.3200	$1.2800	$0.4808	$0.4808	$0.4808	$0.4808	$1.9232
FFO payout ratio after add back of impairment losses and defeasance costs	65.5%	63.6%	69.6%	54.5%	62.8%	97.0%	105.4%	98.3%	72.1%	91.1%

	2008					2007
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Supplemental disclosure of amounts included in FFO for wholly owned properties
Deferred leasing costs	$1,217	$1,478	$1,321	$1,223	$5,239	$1,297	$1,593	$1,475	$1,612	$5,977
Straight-line adjustment as decrease to FFO	$(235)	$(215)	$(487)	$(832)	$(1,769)	$(472)	$(430)	$(240)	$(581)	$(1,723)
Fair value of debt amortized as reduction to interest expense	$42	$42	$42	$42	$168	$107	$107	$107	$42	$363
Intangible and inducement amortization as a net increase (decrease) to base rents	$242	$338	$354	$(96)	$838	$5	$(101)	$(75)	$359	$188
Discontinued development write-off's	$326	$-	$-	$47	$373	$14	$1,020	$42	$152	$1,228
Impairment adjustments	$-	$-	$-	$-	$-	$-	$2,452	$(102)	$28,028	$30,378

JOINT VENTURE CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO RATA SHARE OF JOINT VENTURE
NON-CASH AMOUNTS IN FFO
(in thousands)

	2008					2007
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Joint Venture Funds from Operations:
Net income (loss) available to partnership	$391	$(92)	$(574)	$(1,085)	$(1,360)	$226	$2,452	$316	$(816)	$2,178
Real estate depreciation and amortization	2,056	2,136	2,939	3,319	10,450	2,276	2,138	2,148	3,302	9,864
FFO	$2,447	$2,044	$2,365	$2,234	$9,090	$2,502	$4,590	$2,464	$2,486	$12,042

Pro-rata share of joint venture funds from operations	$1,272	$1,063	$1,230	$1,161	$4,726	$1,301	$2,388	$1,281	$1,294	$6,264

	2008					2007
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Non-cash amounts included in FFO (pro-rata share of joint venture)
Straight-line adjustment as increase (decrease) to minimum rents	$48	$23	$50	$(13)	$108	$95	$84	$26	$(46)	$159
Fair value of debt amortized as increase to interest expense	$25	$17	$-	$-	$42	$25	$26	$25	$26	$102
Intangible amortization as an increase to minimum rents	$286	$258	$446	$668	$1,658	$405	$495	$366	$354	$1,620

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2008					2007
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Calculation of EBITDA:
Net income (loss)	$4,098	$5,673	$916	$6,082	$16,769	$5,467	$(918)	$50,752	$(16,944)	$38,357
Interest expense and costs to defease debt (continuing and discontinued operations)	21,701	21,032	21,596	20,879	85,208	24,139	24,647	22,545	22,159	93,490
Loan fee amortization (continuing and discontinued operations)	469	493	499	615	2,076	540	521	492	471	2,024
Taxes (continuing and discontinued operations)	226	322	273	204	1,025	334	240	241	100	915
Depreciation and amortization (continuing and discontinued operations)	19,554	19,898	21,215	21,029	81,696	17,654	19,994	18,280	20,842	76,770
EBITDA	46,048	47,418	44,499	48,809	186,774	48,134	44,484	92,310	26,628	211,556
Minority interest in operating partnership	-	-	-	-	-	83	(431)	3,665	(1,682)	1,635
(Gain) loss on sales of properties and properties held for sale and impairment charges	-	(1,252)	-	8	(1,244)	362	3,525	(48,886)	28,028	(16,971)
Adjusted EBITDA	$46,048	$46,166	$44,499	$48,817	$185,530	$48,579	$47,578	$47,089	$52,974	$196,220

Operating Ratios Excluding Held-for-Sale Properties:
General and administrative / total revenues	5.3%	5.7%	5.5%	6.0%	5.6%	6.3%	5.6%	5.2%	4.8%	5.5%
Tenant reimbursements / (real estate taxes + property operating expenses)	90.8%	91.4%	90.7%	90.7%	90.9%	91.7%	87.3%	93.7%	95.8%	92.2%

Operating Ratios Including Held-for-Sale Properties:
Tenant reimbursements / (real estate taxes + property operating expenses)	89.4%	86.8%	87.3%	89.0%	88.1%	86.6%	82.2%	88.5%	91.2%	87.0%

Earnings per Share:
Weighted average common shares outstanding - basic	37,580	37,598	37,608	37,618	37,601	36,803	36,998	37,551	37,567	37,232
Weighted average common shares outstanding - diluted	40,701	40,790	37,608	40,791	40,762	39,799	40,548	40,741	40,701	40,228

Earnings per share - basic	$(0.01)	$0.03	$(0.09)	$0.05	$(0.02)	$0.03	$(0.14)	$1.24	$(0.57)	$0.56

Earnings per share - diluted	$(0.01)	$0.03	$(0.09)	$0.04	$(0.02)	$0.03	$(0.14)	$1.23	$(0.56)	$0.56

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2008				2007
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Assets:
Land	$241,108	$241,569	$243,569	$245,806	$240,156
Buildings, improvements and equipment	1,710,134	1,714,109	1,751,018	1,768,589	1,703,491
Developments in progress	103,603	122,608	105,916	103,809	96,054
	2,054,845	2,078,286	2,100,503	2,118,204	2,039,701
Less accumulated depreciation	517,070	534,588	552,331	565,894	500,710
Property and equipment, net	1,537,775	1,543,698	1,548,172	1,552,310	1,538,991

Deferred leasing costs, net	18,718	18,645	19,098	19,479	19,225
Investment in and advances to unconsolidated real estate entities	91,233	85,578	117,665	124,470	83,116
Real estate assets held-for-sale	70,246	63,034	63,138	63,339	68,671
Investment in real estate, net	1,717,972	1,710,955	1,748,073	1,759,598	1,710,003

Cash and cash equivalents	15,175	11,097	12,636	17,734	22,147
Non-real estate assets associated with discontinued operations	3,735	2,879	3,316	3,424	5,002
Restricted cash	12,725	11,361	14,851	14,209	14,217
Tenant accounts receivable, net	36,755	35,009	34,018	36,913	39,475
Deferred expenses, net	7,016	7,657	7,162	8,272	5,915
Prepaid and other assets	36,444	35,458	35,983	36,163	34,188
Total Assets	$1,829,822	$1,814,416	$1,856,039	$1,876,313	$1,830,947

Liabilities and Shareholders' Equity:
Mortgage notes payable	$1,166,493	$1,204,659	$1,200,512	$1,225,627	$1,170,669
Mortgage notes payable associated with discontinued operations	72,680	72,457	72,229	72,229	81,541
Notes payable	338,000	297,000	354,036	362,097	300,000
Other liabilities associated with discontinued operations	1,812	1,427	1,924	1,937	2,763
Accounts payable and accrued expenses	58,552	56,107	60,801	66,457	62,969
Distributions payable	17,406	17,408	17,410	17,414	23,915
Total Liabilities	1,654,943	1,649,058	1,706,912	1,745,761	1,641,857

Shareholders' Equity:
Series F cumulative preferred stock	60,000	60,000	60,000	60,000	60,000
Series G cumulative preferred stock	150,000	150,000	150,000	150,000	150,000
Common shares of beneficial interest	378	378	378	378	377
Additional paid-in capital	563,311	563,628	563,912	564,098	563,460
Distributions in excess of accumulated earnings	(597,728)	(609,266)	(625,817)	(637,148)	(584,343)
Other comprehensive (loss ) income	(1,082)	618	654	(6,776)	(404)
Total Shareholders' Equity	174,879	165,358	149,127	130,552	189,090

Total Liabilities and Shareholders' Equity	$1,829,822	$1,814,416	$1,856,039	$1,876,313	$1,830,947

MARKET CAPITALIZATION and DEBT COVERAGE RATIOS
(dollars and shares in thousands, except per share price)

	2008					2007
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Share price (end of period)	$11.96	$11.18	$10.44	$2.81	$2.81	$27.02	$25.00	$23.50	$14.29	$14.29

Market Capitalization Ratio:
Common shares outstanding	37,784	37,790	37,797	37,809	37,809	37,104	37,113	37,674	37,687	37,687
Operating partnership units outstanding	2,988	2,988	2,988	2,986	2,986	2,996	2,996	2,996	2,988	2,988
Total common shares and units outstanding at end of period	40,772	40,778	40,785	40,795	40,795	40,100	40,109	40,670	40,675	40,675

Valuation - Common shares and operating partnership units outstanding	$487,633	$455,898	$425,795	$114,634	$114,634	$1,083,502	$1,002,725	$955,745	$581,246	$581,246
Valuation - Preferred stock	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000
Total debt (end of period)	1,577,173	1,574,116	1,626,777	1,659,953	1,659,953	1,594,184	1,615,779	1,460,089	1,552,210	1,552,210
Total market capitalization	$2,274,806	$2,240,014	$2,262,572	$1,984,587	$1,984,587	$2,887,686	$2,828,504	$2,625,834	$2,343,456	$2,343,456

Debt / Market capitalization	69.3%	70.3%	71.9%	83.6%	83.6%	55.2%	57.1%	55.6%	66.2%	66.2%
Debt / Market capitalization including pro-rata share of joint ventures	70.2%	71.3%	72.7%	84.2%	84.2%	56.2%	58.1%	56.6%	67.1%	67.1%

Debt Coverage Ratios:
Interest coverage ratio	2.1	2.2	2.1	2.3	2.2	2.0	1.9	2.1	2.4	2.1
(Adjusted EBITDA from page 8 / interest expense excluding defeasance cost)
Debt service coverage ratio	1.8	1.8	1.7	2.0	1.8	1.7	1.6	1.7	2.0	1.8
(Adjusted EBITDA / interest expense excluding defeasance cost + scheduled principal payments)

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	Dec. 31,	Dec. 31,	Interest Rates		Interest	Payment	Balloon Pmt.	Final
	2008	2007	2007	2008	Terms	Terms	at Maturity	Maturity
Fixed Rate
Charlotte Eastland Mall, LLC (q) (r)	$42,229	$42,907	8.50%	7.84%	(m)	(b)	$42,229	(g)
GM Olathe, LLC (q) (r) (t)	30,000	30,000	4.30%	6.35%	(l)	(b)	$30,000	January 12, 2009
Grand Central, LP (t)	46,135	47,001	7.18%	7.18%		(a)	$46,065	February 1, 2009
Johnson City Venture, LLC	37,827	38,323	8.37%	8.37%		(a)	$37,026	June 1, 2010
Polaris Center, LLC	39,423	39,969	8.20%	8.20%	(m)	(a)	$38,543	(h)
Catalina Partners, LP	42,250	-	4.72%		(n)	(b)	$42,250	April 23, 2011
Glimcher Northtown Venture, LLC	40,000	-	6.02%		(o)	(b)	$40,000	October 21, 2011
Morgantown Mall Associates, LP	39,951	-	6.52%		(p)	(a)	$38,028	October 13, 2011
Glimcher Ashland Venture, LLC	23,701	24,273	7.25%	7.25%		(a)	$21,817	November 1, 2011
Dayton Mall Venture, LLC	54,015	54,983	8.27%	8.27%	(m)	(a)	$49,864	(i)
Glimcher WestShore, LLC	91,921	93,624	5.09%	5.09%		(a)	$84,824	September 9, 2012
PFP Columbus, LLC	137,144	139,692	5.24%	5.24%		(a)	$124,572	April 11, 2013
LC Portland, LLC	128,779	131,069	5.42%	5.42%	(m)	(a)	$116,922	(j)
JG Elizabeth, LLC	153,260	156,082	4.83%	4.83%		(a)	$135,194	June 8, 2014
MFC Beavercreek, LLC	105,686	107,499	5.45%	5.45%		(a)	$92,762	November 1, 2014
Glimcher Supermall Venture, LLC	57,675	58,624	7.54%	7.54%	(m)	(a)	$49,969	(k)
Glimcher Merritt Square, LLC	57,000	57,000	5.35%	5.35%		(c)	$52,914	September 1, 2015
RVM Glimcher, LLC	50,000	50,000	5.65%	5.65%		(d)	$44,931	January 11, 2016
WTM Glimcher, LLC	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
EM Columbus II, LLC	43,000	43,000	5.87%	5.87%		(e)	$38,057	December 11, 2016
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(f)	$19,000	November 1, 2028
	1,298,996	1,193,046
Other
Fair Value Adjustment - Polaris Center, LLC	607	1,036
Fair Value Adjustment - Glimcher Merritt Square, LLC	(1,747)	(2,009)
Extinguished Debt	-	60,137			(s)

Total Mortgage Notes Payable	$1,297,856	$1,252,210

(a)	The loan requires monthly payments of principal and interest.
(b)	The loan requires monthly payments of interest only.
(c)	The loan requires monthly payments of interest only until October 2010, thereafter principal and interest are required.
(d)	The loan requires monthly payments of interest only until February 2009, thereafter principal and interest are required.
(e)	The loan requires monthly payments of interest only until December 2008, thereafter principal and interest are required.
(f)	The loan requires semi-annual payments of interest.
(g)	The Company entered into a loan modification agreement that extended the optional prepayment date to September 11, 2009. Per the agreement, if the property is not sold prior to September 11, 2009, the property will be conveyed to the lender, without penalty, and the Company will be released of all obligations under the loan agreement.
(h)	The loan matures in June 2030, with an optional prepayment (without penalty) date on June 1, 2010.
(i)	The loan matures in July 2027, with an optional prepayment (without penalty) date on July 11, 2012.
(j)	The loan matures in June 2033, with an optional prepayment (without penalty) date on June 11, 2013.
(k)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.
(l)	Interest rate of LIBOR plus 165 basis points fixed through a SWAP agreement at a rate of 4.30% and 6.35% at December 31, 2008 and December 31, 2007, respectively.
(m)	Interest rate escalates after optional prepayment date.
(n)	Interest rate of LIBOR plus 165 basis points fixed through a SWAP agreement at a rate of 4.72% at December 31, 2008.
(o)	Interest rate of LIBOR plus 300 basis points fixed through a SWAP agreement at a rate of 6.02% at December 31, 2008.
(p)	Interest rate of LIBOR plus 350 basis points fixed through a SWAP agreement at a rate of 6.52% at December 31, 2008.
(q)	Mortgage notes payable associated with properties held-for-sale as of December 31, 2007.
(r)	Mortgage notes payable associated with properties held-for-sale as of December 31, 2008.
(s)	Interest rates ranging from 6.89% and 7.41% at December 31, 2007.
(t)	The loan was paid off during the first quarter of 2009.

CONSOLIDATED DEBT MATURITIES SCHEDULE
(dollars in thousands)

	Extension	Balance
Description	Option (e)	12/31/2008	2009	2010	2011	2012	2013	2014	2015	2016	2017+
Fixed Rate
Charlotte Eastland Mall, LLC		$42,229	$42,229	-	-	-	-	-	-	-	-
GM Olathe LLC (a)		30,000	30,000	-	-	-	-	-	-	-	-
Grand Central, LP (a)		46,135	46,135	-	-	-	-	-	-	-	-
Johnson City Venture, LLC		37,827	549	$37,278	-	-	-	-	-	-	-
Polaris Center, LLC		39,423	604	38,819	-	-	-	-	-	-	-
Catalina Partners, LP (b)		42,250	-	-	$42,250	-	-	-	-	-	-
Glimcher Northtown Venture, LLC (b)	October 21, 2012	40,000	-	-	40,000	-	-	-	-	-	-
Glimcher Ashland Venture, LLC		23,701	620	668	22,413	-	-	-	-	-	-
Morgantown Mall Associates, LP (b)	October 13, 2013	39,951	616	660	38,675	-	-	-	-	-	-
Dayton Mall Venture, LLC		54,015	1,066	1,159	1,260	$50,530	-	-	-	-	-
Glimcher WestShore, LLC		91,921	1,807	1,902	2,003	86,209	-	-	-	-	-
PFP Columbus, LLC		137,144	2,708	2,855	3,011	3,155	$125,415	-	-	-	-
LC Portland, LLC		128,779	2,439	2,577	2,722	2,856	118,185	-	-	-	-
JG Elizabeth, LLC		153,260	2,986	3,135	3,292	3,437	3,629	$136,781	-	-	-
MFC Beavercreek, LLC		105,686	1,933	2,043	2,159	2,265	2,409	94,877	-	-	-
Glimcher SuperMall Venture, LLC		57,675	1,037	1,119	1,208	1,292	1,406	1,517	$50,096	-	-
Glimcher Merritt Square, LLC		57,000	-	185	756	790	843	889	53,537	-	-
RVM Glimcher, LLC		50,000	566	649	686	719	768	815	863	$44,934	-
TM Glimcher LLC		60,000	-	-	-	-	-	-	-	60,000	-
EM Columbus II LLC		43,000	506	537	570	597	641	680	722	38,747	-
Tax Exempt Bonds		19,000	-	-	-	-	-	-	-	-	$19,000
Total Mortgage Notes Payable (c)		1,298,996	135,801	93,586	161,005	151,850	253,296	235,559	105,218	143,681	19,000

Credit Facility (d)	December 13, 2010	362,097	362,097	-	-	-	-	-	-	-	-
Total Variable Rate Notes Payable		362,097	362,097	-	-	-	-	-	-	-	-
Other
Fair Value Adjustment Amortization - Polaris Center, LLC		607	428	179	-	-	-	-	-	-	-
Fair Value Adjustment Amortization - Glimcher Merritt Square, LLC		(1,747)	(264)	(264)	(264)	(264)	(264)	(264)	(163)	-	-

Total Debt		$1,659,953	$498,062	$93,501	$160,741	$151,586	$253,032	$235,295	$105,055	$143,681	$19,000

(a) The Company paid this loan off during the first quarter of 2009.
(b) Interest rates are fixed through various interest rate swap agreements.
(c) Weighted Average interest rate for the fixed rate debt was 6.03% as of December 31, 2008 with a weighted average maturity of 4.2 years.
(d) $140 million of this balance has been fixed through various interest rate swap agreements.
(e) Loan may be extended to date indicated subject to certain conditions.

JOINT VENTURE DEBT AND DEBT MATURITY SCHEDULE
(dollars in thousands)

	Interest Rate	Loan	Final	Extension	Balance
Description	12/31/2008	Terms	Maturity	Options (e)	12/31/2008	2009	2010	2011

Fixed Rate Mortgages
Tulsa Promenade , LLC	6.52%	(a)	March 14, 2009		$35,000	$35,000	$-	$-
Puente Hills Mall, LLC	5.61%	(b)	June 1, 2010	June 1, 2012	45,000	-	45,000	-
Kierland Crossing, LLC	5.44%	(c)	May 29, 2011	May 29, 2013	63,762	-	-	63,762
Total Fixed Rate Mortgages					143,762	35,000	45,000	63,762

Variable Rate Mortgages
Surprise Peripheral Venture, LLC	2.20%	(d)	October 1, 2009	October 1, 2010	4,572	4,572	-	-
Total Variable Rate Mortgages					4,572	4,572	-	-

Total Joint Venture Mortgages					$148,334	$39,572	$45,000	$63,762

Joint Venture Debt (Pro Rata Share)					$75,767	$20,486	$23,400	$31,881

(a) Interest rate of LIBOR plus 135 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.
(b) Interest rate of LIBOR plus 235 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.
(c) Interest rate of LIBOR plus 150 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.
(d) Interest rate of LIBOR plus 175 basis points, loan requires monthly payments of interest only.
(e) Loan may be extended to date indicated subject to certain conditions.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007

Core Malls (2)
Mall Anchors	94.0%	98.6%	97.3%	97.8%	97.8%
Mall Stores	94.4%	93.1%	92.3%	92.7%	94.2%
Total Consolidated Mall Portfolio	94.1%	96.6%	95.5%	95.9%	96.5%

Mall Portfolio - including Joint Ventures (3)
Mall Anchors	93.8%	98.2%	97.4%	97.8%	97.8%
Mall Stores	93.8%	92.6%	91.9%	92.4%	93.8%
Total Mall Portfolio	93.8%	96.2%	95.4%	95.8%	96.3%

(1) Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.
(2) Excludes the Company's held-for-sale malls and joint venture malls.
(3) Excludes the Company's held-for-sale malls.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (excludes held-for-sale and joint venture properties)
The following table summarizes the new and rollover lease activity by type for the twelve months ended December 31, 2008:

	GLA Analysis			Average Annualized Base Rents
	New	Rollover		New	Rollover		Portfolio
Property Type	Leases	Leases	Total	Leases	Leases	Total	Average
Mall Anchors	370,823	50,000	420,823	$7.27	$10.00	$7.60	$6.11
Mall Stores	346,404	386,369	732,773	$32.01	$31.06	$31.54	$31.77

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three and twelve months ended December 31, 2008, for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents						Percent
	New	Rollover		New	Prior	Rollover	Prior	Total	Total Prior	Change in
Property Type	Leases	Leases	Total	Leases	Tenants	Leases	Rent	New/Rollover	Tenants/Rent	Base Rent

Three months ended December 31, 2008
Mall Anchors	22,196	-	22,196	$18.88	$11.38	$-	$-	$18.88	$11.38	66%
Mall Stores	15,011	58,106	73,117	$35.25	$36.14	$33.92	$29.69	$34.19	$31.01	10%

Twelve months ended December 31, 2008
Mall Anchors	52,546	50,000	102,546	$11.44	$6.67	$10.00	$10.00	$10.74	$8.29	30%
Mall Stores	119,355	286,561	405,916	$28.12	$24.15	$32.13	$27.96	$30.95	$26.84	15%

CORE SAME MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
WHOLLY OWNED HELD FOR INVESTMENT
as of December 31, 2008

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) December 2008	Avg. Mall Store Sales PSF (1) December 2007	Mall Store Occupancy 12/31/2008	Mall Store Occupancy 12/31/2007	% of Mall Portfolio NOI (2)

MARKET DOMINANT

Jersey Gardens	Elizabeth, NJ	1	1,303,916	$560	$506	100.0%	100.0%
Lloyd Center	Portland, OR	23	1,424,047	$379	$417	94.7%	95.6%
Mall at Fairfield Commons	Dayton, OH	59	1,138,746	$333	$350	93.8%	95.3%
Mall at Johnson City	Johnson City, TN	>100	544,441	$401	$442	95.3%	97.3%
Polaris Fashion Place	Columbus, OH	32	1,494,946	$401	$406	99.2%	99.5%
Weberstown Mall	Stockton, CA	76	858,438	$384	$426	96.8%	94.4%
WestShore Plaza	Tampa, FL	19	1,059,112	$422	$452	96.1%	97.3%
			7,823,646	$430	$433	96.9%	97.3%	62%

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) December 2008	Avg. Mall Store Sales PSF (1) December 2007	Mall Store Occupancy 12/31/2008	Mall Store Occupancy 12/31/2007	% of Mall Portfolio NOI (2)

TRADE AREA
DOMINANT

Ashland Town Center	Ashland, KY	>100	383,602	$368	$357	92.3%	94.6%
Colonial Park Mall	Harrisburg, PA	94	743,592	$281	$287	96.2%	97.7%
Dayton Mall	Dayton, OH	59	1,416,846	$302	$337	89.2%	92.3%
Eastland Mall (OH)	Columbus, OH	32	1,016,320	$282	$280	90.3%	87.1%
Grand Central Mall	Parkersburg, WV	>100	909,591	$307	$293	96.0%	94.7%
Indian Mound Mall	Columbus, OH	32	557,896	$227	$238	93.6%	84.4%
Merritt Square Mall	Merritt Island, FL	27	819,905	$302	$319	88.1%	81.5%
Morgantown Mall	Morgantown, WV	>100	557,945	$330	$325	91.3%	92.9%
New Towne Mall	New Philadelphia, OH	>100	513,645	$227	$255	97.0%	98.4%
Northtown Mall	Minneapolis, MN	16	719,844	$329	$385	88.7%	93.2%
River Valley Mall	Columbus, OH	32	569,461	$272	$289	93.7%	93.0%
Supermall of the Great NW	Seattle, WA	15	942,881	$220	$260	91.3%	89.3%
			9,151,528	$284	$302	92.0%	91.3%	38%

CORE MALLS - WHOLLY OWNED HELD FOR INVESTMENT			16,975,174	$356	$368	94.4%	94.2%	100%

(1) Sales for in-line stores with less than 10,000 square feet.
(2) Based on net operating income for the twelve months ended December 31, 2008

CORE SAME MALL PORTFOLIO STATISTICS
MALL ASSETS INCLUDING JOINT VENTURES
as of December 31, 2008

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) December 2008	Avg. Mall Store Sales PSF (1) December 2007	Mall Store Occupancy 12/31/2008	Mall Store Occupancy 12/31/2007

CORE MALLS - WHOLLY OWNED HELD FOR INVESTMENT (from page 16)			16,975,174	$356	$368	94.4%	94.2%

Joint Ventures (2)

Puente Hills Mall	Los Angeles, CA	2	1,180,248	$242	$249	92.4%	93.7%
Tulsa Promenade	Tulsa, OK	53	926,588	$309	$316	81.7%	84.5%

TOTAL JOINT VENTURES			2,106,836	$274	$281	88.7%	90.6%

TOTAL MALLS INCLUDING JOINT VENTURES (3)			19,082,010	$348	$360	93.8%	93.8%

(1) Sales for in-line stores with less than 10,000 square feet.
(2) Company has a 52% ownership interest in these properties.
(3) Excludes Company's held-for-sale malls.

SUMMARY OF SIGNIFICANT TENANTS
As of December 31, 2008

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rent	Rent

Gap, Inc.	28	412,916	$6,690,599	3.2%
Limited Brands, Inc.	42	195,188	5,091,431	2.4%
Sterling, Inc.	37	67,810	4,453,593	2.1%
AMC Theater	2	148,344	4,189,000	2.0%
Foot Locker, Inc.	43	166,053	3,962,001	1.9%
Bon Ton	11	1,126,171	3,575,604	1.7%
JCPenney Company, Inc.	18	1,882,705	3,392,640	1.6%
Burlington Coat Factory	5	390,950	3,235,572	1.5%
Sears Holding Corp.	21	2,500,330	2,934,797	1.4%
Zale Corp.	35	31,679	2,788,600	1.3%
American Eagle Outfitters	19	108,972	2,681,198	1.3%
Luxottica Group	35	82,826	2,668,235	1.3%
Genesco Inc.	42	62,539	2,508,762	1.2%
Saks Inc.	4	229,843	2,430,954	1.2%
Finish Line, Inc.	21	110,793	2,429,448	1.2%

Total tenants representing > 1.0%	363	7,517,119	$53,032,434	25.3%

Note: Information includes wholly-owned and joint venture properties and excludes held-for-sale malls.

TOP 10 REGIONAL MALL TENANTS
As of December 31, 2008

Mall Stores (ranked by percent of total minimum mall rents)

				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rents	Mall Rents
Limited Brands, Inc.	42	195,188	$5,091,431	2.5%
Sterling, Inc.	36	62,030	$4,367,353	2.2%
Gap, Inc.	22	247,443	$4,193,051	2.1%
Foot Locker, Inc.	43	166,053	$3,962,001	2.0%
Zale Corp.	35	31,679	$2,788,600	1.4%
American Eagle Outfitters	19	108,972	$2,681,198	1.3%
Luxottica Group	35	82,826	$2,668,235	1.3%
Genesco, Inc.	42	62,539	$2,508,762	1.2%
Finish Line, Inc.	21	110,793	$2,429,448	1.2%
Abercrombie & Fitch, Inc.	18	117,076	$2,044,638	1.0%

Mall Anchors (ranked by total GLA)

			Annualized
	Number of	GLA of	Minimum	% of Total
Tenant Name	Stores	Stores	Rents	Mall GLA
Sears Holding Corp.	17	2,313,188	$1,790,127	12.1%
JCPenney Company, Inc.	15	1,841,903	$3,392,640	9.7%
Macy's, Inc.	9	1,693,944	$255,000	8.9%
Bon-Ton Department Stores, Inc.	11	1,126,171	$3,575,604	5.9%
Dillard's	3	522,967	$-	2.7%
Belks	5	396,049	$1,894,752	2.1%
Burlington Coat Factory	5	390,950	$3,235,572	2.0%
Saks Inc.	3	228,156	$2,360,100	1.2%
Boscov's	1	182,609	$-	1.0%
Nordstrom	2	175,025	$387,215	0.9%

Note: Information includes wholly-owned and joint venture properties and excludes held-for-sale malls.

LEASE EXPIRATION SCHEDULE
As of December 31, 2008

Total Portfolio

					Percent of						Percent of
					Occupied				Anchor	Store	Annualized
		Anchor	Store	Total	GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2009	553	49,245	1,373,043	1,422,288	7.7%	$712,141	$30,372,309	$31,084,450	$14.46	$25.57	14.8%
2010	331	1,118,748	894,804	2,013,552	10.8%	8,558,714	22,361,341	30,920,055	$7.65	$29.02	14.8%
2011	347	1,644,750	804,776	2,449,526	13.2%	6,178,644	25,285,704	31,464,348	$4.52	$32.25	15.0%
2012	214	871,990	629,030	1,501,020	8.1%	3,198,084	17,466,339	20,664,423	$4.64	$29.77	9.9%
2013	163	850,197	527,138	1,377,335	7.4%	2,466,077	12,414,731	14,880,808	$2.90	$26.63	7.1%
Thereafter	684	7,345,826	2,475,885	9,821,711	52.8%	26,804,834	53,767,752	80,572,586	$8.39	$25.20	38.4%
	2,292	11,880,756	6,704,676	18,585,432	100.0%	$47,918,494	$161,668,176	$209,586,670	$6.59	$27.23	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.
Note: Information includes wholly-owned and joint venture properties and excludes held-for-sale malls.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended December 31, 2008			Three months ended December 31, 2007

	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2008	Share	Total	2007	Share	Total

New developments	$246	$14,374	$14,620	$5,321	$2,868	$8,189

Redevelopment projects	$15,019	$26	$15,045	$10,705	$24	$10,729

Renovation with no incremental GLA	$-	$6	$6	$32	$517	$549

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$1,140	$491	$1,631	$192	$157	$349
Non-anchor stores	4,031	18	4,049	1,842	113	1,955
Operational capital expenditures	1,402	68	1,470	3,599	139	3,738
Total Property Capital Expenditures	$6,573	$577	$7,150	$5,633	$409	$6,042

	Twelve months ended December 31, 2008			Twelve months ended December 31, 2007

	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2008	Share	Total	2007	Share	Total

New developments	$661	$45,369	$46,030	$5,696	$5,630	$11,326

Redevelopment projects	$67,903	$332	$68,235	$45,548	$409	$45,957

Renovation with no incremental GLA	$212	$193	$405	$11,626	$6,526	$18,152

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$2,573	$491	$3,064	$2,213	$170	$2,383
Non-anchor stores	10,499	464	10,963	14,028	257	14,285
Operational capital expenditures	3,815	421	4,236	7,050	413	7,463
Total Property Capital Expenditures	$16,887	$1,376	$18,263	$23,291	$840	$24,131

DEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Total Project Cost (1)	Ownership %	Pro rata Project Cost	Pro rata Project Costs Incurred thru 12/31/2008 (1)	Opening Date	Project Initial Yield

PROPERTY DEVELOPMENTS:
Scottsdale Quarter	Development of new retail/office	$250,000	50%	$125,000	$49,600	Phase 1 Q1-2009 through Q4-2009	8%
Scottsdale, Arizona	620,000 square feet lifestyle center

Total Development		$250,000		$125,000	$49,600

(1) Project costs exclude the allocation of internal costs such as labor, interest and taxes.

Note: Anticipated opening date, estimated project costs and project yield are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.